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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)   January  31, 1996
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                             ARCH PETROLEUM  INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                           0-9976               83-0248900
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  (State or other jurisdiction         (Commission File         ( IRS Employer
        of incorporation)                   Number)          Identification No.)

777 Taylor Street, Suite II-A, Fort Worth, Texas                     76102
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(Address of principal executive offices )                         (Zip Code)

Registrant's telephone number, including area code    (817) 332-9209
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Effective January 31, 1996, Arch Petroleum Inc. (the "Company") successfully acquired Trax Petroleums Limited ("Trax") an oil and gas exploration and development company headquartered in Calgary, Alberta, Canada. The Company's January 9, 1996 cash offer of Cdn. $0.71 for each of Trax's approximately 14,100,000 shares was accepted by more than 91% of Trax shareholders. Effective February 12, 1996, the Company completed the statutory compulsory acquisition of the remaining shares of Trax through the depository, Montreal Trust Company of Canada. The acquisition will be made through Northern Arch Resources Ltd., a wholly owned Canadian subsidiary of the Company. The current Trax staff of employees and its headquarters will remain in Calgary. When completed, the aggregate acquisition purchase price will be approximately Cdn. $10,000,000 (approximately US $7,300,000 at January 31, 1996) which the Company has borrowed under its revolving credit facility with Bank One, Texas, N.A.

Trax's November 30, 1995 proven and probable reserves, as estimated by its independent engineers, totalled 964,000 barrels of oil and 1.38 billion cubic feet of natural gas (1,193,000 BOE, 80% proven). The estimated future net income attributable to these reserves (discounted at 15%) is Cdn. $11,100,000 (approximately US $8,100,000 at January 31, 1996). Estimated daily production currently approximates 600 BOE.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Audited financial statements of Trax for the years ended November 31, 1994, 1993, and 1992 are not presently available. They will be filed by amendment as soon as practicable, but not later than sixty days after the filing of this report on Form 8-K.

        (b) Pro forma financial information of Arch Petroleum Inc. will be filed by amendment.

        (c)     Exhibits will be filed by amendment.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ARCH PETROLEUM  INC.
                                                (Registrant)



                                                /s/    Fred Cantu
                                                --------------------------------
                                                By: Fred Cantu, Treasurer and
                                                     Chief Financial Officer

Date:  February 13, 1996

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